UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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DARDEN RESTAURANTS, INC.
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
STARBOARD VALUE AND OPPORTUNITY S LLC
STARBOARD VALUE AND OPPORTUNITY C LP
STARBOARD LEADERS DELTA LLC
STARBOARD LEADERS FUND LP
STARBOARD VALUE GP LLC
STARBOARD PRINCIPAL CO LP
STARBOARD PRINCIPAL CO GP LLC
STARBOARD VALUE A LP
STARBOARD VALUE A GP LLC
STARBOARD VALUE R LP
STARBOARD VALUE R GP LLC
JEFFREY C. SMITH
MARK R. MITCHELL
PETER A. FELD
BRADLEY D. BLUM
CHARLES M. SONSTEBY
ROBERT MOCK
CRAIG S. MILLER

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Starboard Value LP, together with the other participants named herein (collectively, “Starboard”), has made a definitive filing with the Securities and Exchange Commission of a solicitation statement and an accompanying WHITE request card to be used to solicit requests from shareholders of Darden Restaurants, Inc. (the "Company") to call a special meeting of shareholders to approve a non-binding resolution urging the Board of Directors of the Company not to approve any agreement or proposed transaction involving a separation or spin-off of the Company's Red Lobster business prior to the 2014 Annual Meeting of Shareholders unless such agreement or transaction would require shareholder approval.

On April 22, 2014, Jeffrey C. Smith, Managing Member, Chief Executive Officer and Chief Investment Officer of Starboard Value LP, had an interview with David Faber of CNBC from the Active-Passive Investor Summit in New York City to discuss the Company’s proposed separation of Red Lobster.

The full text of the interview transcript follows:

9:44:56   FABER>>> WELCOME BACK TO "SQUAWK ON THE STREET." I'M DAVID FABER AT THE ACTIVE PASSIVE SUMMIT HERE IN MIDTOWN, MANHATTAN. WE HAVE A GREAT LINEUP OF GUESTS STARTING RIGHT NOW WITH JEFF SMITH WHO IS THE MANAGING MEMBER, CHIEF EXECUTIVE OFFICER OF STARBOARD VALUE. BY THE WAY, A FUND THAT IS -- WE DID THIS INTERVIEW LAST YEAR, I THINK YOU DOUBLED IN SIZE ALMOST SINCE THEN.

SMITH>> YEAH, ABOUT THAT.

FABER >> YOU’RE WHAT? ALMOST $3 BILLION.

SMITH>> THAT'S RIGHT.

FABER >> ALL YOU ACTIVISTS ARE GETTING SO BIG, MAN. YOU GUYS ARE THROWING YOUR WEIGHT AROUND IN A LOT OF DIFFERENT AREAS THESE DAYS.

SMITH >> WE'VE BEEN FORTUNATE AND WE HAVE TERRIFIC INVESTORS.

FABER >> LET'S START OFF WITH SOMETHING THAT YOU'VE BEEN VISIBLE ON AS OF LATE WHICH IS  YOUR OPPOSITION TO DARDEN'S PLAN TO SEPARATE ITS RED LOBSTER BUSINESS ESSENTIALLY. TRANSACTION THAT SEEMED TO BE ENTERED INTO RELATIVELY QUICKLY OR AN IDEA BY MANAGEMENT AFTER SOME NOT PARTICULARLY GOOD QUARTERS. YOU'VE BEEN LEADING THE CHARGE AGAINST THAT. IN FACT, THERE IS A CONSENSUS SOLICITATION, I BELIEVE, A COUPLE DAYS AWAY IN WHICH YOU’RE TRYING TO CALL A SPECIAL MEETING OF THE BOARD. ARE YOU GOING TO WIN THAT CONSENT?

SMITH >> WE BELIEVE WE WILL. IT IS A HIGH HURDLE. WE NEED TO RECEIVE SUPPORT FROM OVER 50% OF THE SHARES OUTSTANDING WHICH IS ACTUALLY A REALLY LARGE PERCENTAGE OF THE AVAILABLE VOTES. THERE’S A LARGE RETAIL COMPONENT HERE AND THERE ARE SOME SHARES THAT ARE OUT ON LOANS SO GETTING OVER 50% WOULD BE AN ENORMOUS PERCENTAGE OF WHAT'S AVAILABLE BUT WE'RE CONFIDENT.

FABER>> OKAY. IF YOU SUCCEED IN DOING THAT AS YOU SAY, A PRETTY SIGNIFICANT VOTE IT WOULD BE IN A SENSE OF IF YOU DO MANAGE TO GET TO 50.1%, WHAT THEN? WHAT WILL THEN TAKE PLACE IN TERMS OF YOUR ABILITY TO ACTUALLY STOP A TRANSACTION AT THIS POINT IS NOT REQUIRED TO HAVE A SHAREHOLDER VOTE TO GO FORWARD?

SMITH>> RIGHT. SO LOOK DARDEN IS A TERRIFIC COMPANY. THERE’S A LOT OF VALUE AT DARDEN. THE CHALLENGE HERE IS THAT THE RED LOBSTER SEPARATION AS PROPOSED, COULD REALLY HARM THAT VALUE IN MULTIPLE WAYS. WE NEED TO STOP IT. IT'S NOT A GREAT IDEA. IT’S REALLY ACTUALLY…

FABER>> WHAT ARE THE MULTIPLE WAYS YOU TALK ABOUT WHEN YOU SAY IT'S A TERRIBLE IDEA?

SMITH >> WELL, SPINNING OFF RED LOBSTER AS STAND-ALONE COMPANY WE BELIEVE COULD DESTROY POSSIBLY AS MUCH AS $800 MILLION IN VALUE. JUST FROM THE DISCOUNTED MULTIPLE. THAT A NEW RED ROBSTER AS A STAND-ALONE COMPAMY WILL RECEIVE. IT ALSO WILL TRACK ABOUT $800 MILLION WORTH OF DARDEN'S REAL ESTATE. SO YOU HAVE TO PUT THOSE TWO TOGETHER AND YOU'RE TALKING ABOUT PRETTY LARGE DELTA IN TERMS OF POTENTIAL VALUE DESTRUCTON. BUT EVEN MORE IMPORTANTLY THAN THAT IT'S JUST NOT THE RIGHT OPERATIONAL IDEA. SO IF YOU'RE GOING TO SPIN OFF A BUSINESS, LOOK, WE'RE IN FAVOR OF SPINOFFS IF YOU HAVE A LARGE CONGLOMERATE WHICH DARDEN IS, SPINNING OFF ONE OF THE ASSETS OR SEVERAL OF THE ASSETS COULD MAKE A LOT OF SENSE TO GET OPERATIONAL FOCUS, BUT TO DO THAT WITH A STRUGGLING BUSINESS, RED LOBSTER IS A TERRIFIC FRANCHISE, IT'S A TERRIFIC CONCEPT, BUT IT'S STRUGGLING RIGHT NOW. THERE ARE HIGH SEAFOOD PRICES AND THE OPERATIONAL PERFORMANCE HASN'T BEEN GOOD. TRAFFIC PATTERNS HAVE BEEN DECLINING. SO THEY'RE RIGHT THAT IT NEEDS MORE FOCUS. THEY'RE RIGHT THAT IT NEEDS TO BE TURNED AROUND. WE AGREE WITH THAT, BUT TO SPIN IT OFF AS STAND-ALONE PUBLIC COMPANY AND THEN TO HAVE A NEW CEO HAVE TO FIGURE OUT HOW TO TURN AROUND THAT BUSINESS AND TURN AROUND IN THE PUBLIC SPOTLIGHT AS STAND-ALONE PUBLIC COMPANY WHILE THEY ALSO HAVE TO BE DISTRACTED MEETING WITH SHAREHOLDERS, MEETING WITH RESEARCH ANALYSTS JUST ISN'T THE BEST IDEA.

FABER >> ALRIGHT, IF YOU'RE SUCCESSFUL IN ACTUALLY HAVING THEM SHELF THIS IDEA, AND IT IS INTERESTING TO SEE AN ACTIVEST

SMITH>>THAT’S RIGHT

FABER>>ADVOCATING TO KEEP A COMPANY TOGETHER, TYPICALLY THEY ACT TO TRY AND SEPARATE COMPANIES, DO YOU ALSO THEN WANT TO SEE MANAGEMENT CHANGE CLARENCE OTIS BE RETIRED AS THE CEO?

SMITH >> WELL, I MEAN THERE CLEARLY THERE HAVE BEEN OPERATIONAL ISSUES AND CLEARLY THERE ARE STRATEGIC ISSUES NOW AND THAT ALL STARTS WITH THE TOP. I MEAN, SO AS A SHAREHOLDER, OUR POWER, OUR CONTROL IS WITH THE BOARD. OUR POWER IS IN THEORY AT SOME POINT TO BE ABLE TO NOMINATE DIRECTORS AND POTENTIALLY REPLACE THE BOARD IF THEY'RE NOT DOING A GREAT JOB IN OVERSEEING MANAGEMENT AND HOW THE BUSINESS IS BEING RUN. THE BIGGEST DECISION FOR A BOARD IS IN CHOOSING THE CEO AND CONTINUING TO CHOOSE THE CEO AND I THINK THERE ARE SOME STRATEGIC ISSUES HERE AND OPERATIONAL ISSUES. SO, IS MR. OTIS IN A HOT SEAT? I THINK HE IS IN A HOT SEAT.

FABER >> WELL IT WOULD SEEM TO ME THAT YOU WOULD HOPE TO PERHAPS TO ACCOMPLISH A GREAT DEAL SIMPLY THROUGH THE CONSENT. IF YOU ARE SUCCESSFUL THAT SENDS A MESSAGE DOESN’T IT, TO THE BOARD.  AND VERY OFTEN IN THESE KINDS OF SITUATIONS  BOARDS HEAR THAT MESSAGE LONG BEFORE A SPECIAL MEETING EVEN IS CALLED. THERE CAN BE ACTION. I HAVE NO IDEA IF THAT WILL TAKE PLACE HERE. BUT I WOULD ASSUME THAT'S YOUR HOPE?

SMITH >> YEAH. THIS DOESN'T MAKE A LOT OF SENSE FOR US TO HAVE TO JUMP THROUGH ALL OF THESE HURDLES. YOU'RE ABSOLUTELY RIGHT. AGAIN, THE RED LOBSTER SEPARATION DOESN'T MAKE A LOT OF SENSE. SHAREHOLDERS ARE VOICING THEIR OPINIONS VERY STRONGLY THAT THEY'RE NOT IN FAVOR. RESEARCH ANALYSTS HAVE BEEN AGAINST THIS SEPARATION AS WELL. WE'VE HAD TO GO TO LENGTHS TO LAUNCH A CONSENSUS SOLICITATION TO RECEIVE OVER 50% IN THE SHARES TO THEN CALL THE SPECIAL MEETING. YOU WOULD THINK THAT MANAGEMENT AND THE BOARD WOULD HAVE GOTTEN THE MESSAGE LONG BEFORE NOW THAT CHANGE WOULD BE REQUIRED AND THAT THE STRATEGIC DECISION IS NOT THE BEST ONE FOR SHAREHOLDERS.

FABER >> WANT TO TAKE YOU TO THE PRESENT MOMENT AS WELL. WE'RE AT, OF COURSE, EVERY YEAR WE GET TOGETHER A LOT OF ACTIVISTS HERE AT THIS CONFERENCE. THE TALK OF THE MORNING AS YOU MIGHT EXPECT, OF COURSE, IS YESTERDAY'S NEWS FROM BILL ACKMAN AND VALEANT, FOLLOWED BY THIS MORNING’S NEWS FROM VALEANT AND OF THAT OFFICIAL HOSTILE OFFER FOR ALLERGAN. SOME SAYING THIS CHANGES THE FACE OF ACTIVISM BECAUSE YOU, FOR THE FIRST TIME, CERTAINLY IT’S THE FIRST TIME IN A LONG TIME OR IN MEMORY HAVE A PARTNERSHIP AND THAT IS WHAT IT IS, BETWEEN A CORPORATE AND AN ACTIVIST. IS IT SOMETHING WE'RE GOING TO SEE MORE OF?

SMITH >> IT'S TOUGH TO TELL THIS EARLY. I'LL SAY THERE IS, THERE IS AN OPPORTUNITY. SO WE HAVE HEARD FROM PRIVATE EQUITY FIRMS, WE HAVE HEARD FROM STRATEGIC BUYERS THAT THEY'VE BEEN FRUSTRATED FOR YEARS BUT WE HEAR FROM THEM WHEN COMPANIES DON’T ANSWER THEM.

FABER >> SO WHEN COMPANIES GIVE THEM THE HIGHEST BID,  SO TO SPEAK.

SMITH >> WHEN COMPANIES APPROACH THEM, THOSE BUYERS, THOSE POTENTIAL BUYERS DO GET FRUSTRATED. AND WITHOUT GOING THE LAST STEP AND USING THE TOOL OF POTENTIALLY GOING HOSTILE, THEN THEY ARE JUST LEFT BEING FRUSTRATED. YOU KNOW, IT'S AKIN TO PASSIVE SHAREHOLDERS. PASSIVE SHAREHOLDERS CAN TALK TO MANAGEMENT ALL THE TIME AND ASK FOR CHANGE, ASK FOR CHANGE, ASK FOR CHANGE BUT UNLESS YOU'RE WILLING TO GO TO THAT NEXT STEP AND ACTUALLY DO SOMETHING ABOUT IT AND POTENTIALLY REPLACE BOARDS OR MAKE AN OFFER OR BECOME ACTIVE, THEN YOU'RE JUST GOING TO BE FRUSTRATED. SO IT'S NOT SURPRISING THAT BUYERS THAT WANT TO BUY ASSETS ARE WILLING TO GO TO THE NEXT STEP AND POSSIBLY BE HOSTILE AND I'M NOT SO SURE IT'S A HUGE LEAP FOR THEM TO TEAM UP WITH ACTIVIST INVESTORS WHO ARE SKILLED IN KNOWING HOW TO DO THIS.

FABER >> ALTHOUGH, THIS IS LEAVING A BAD TASTE IN SOME PEOPLE'S MOUTHS, I’LL TELL YOU. I MEAN, I CAN’T TELL YOU THE VOLUME OF E-MAILS I'VE GOTTEN FROM SOPHISTICATED INVESTORS AND BANKERS AND EVERYBODY INVOLVED IN M AND A OVER THE LAST 24 HOURS OR LESS THAN THAT SAYING HOW IS THAT -- HE ABLE TO DO THIS? AND HE IS BY THE WAY, THAT BEING BILL ACKMAN. IT IS PERFECTLY LEGAL TO FORM THIS GROUP, TO HAVE BOUGHT THE STOCK, THEY’RE  BRINGING THINGS TO THE SO-CALLED PARTNERSHIP, BUT IT DOESN'T FEEL QUITE RIGHT THAT HE'S ABLE TO GO OUT THERE WITH KNOWLEDGE OF COURSE, THAT CONCEIVABLY AT SOME POINT DOWN THE ROAD HIS STOCK’S GOING TO GET BOUGHT BY VALEANT AND HE HAD KNOWLEDGE OF THE FACT THAT THEY WERE MAKING THE HOSTILE BID FOR ALLERGAN.

SMITH >> WELL, I'M NOT A LAWYER BUT I WOULD SAY AS LONG AS YOU'RE WORKING WITH THE ATTORNEYS AND AS LONG AS YOU ARE PART OF THE SAME GROUP AND YOU ARE DOING THIS TOGETHER, THEN YOU'RE ABLE TO TRADE ON YOUR OWN INFORMATION, WHICH IS WHAT THIS IS. SO I AGREE WITH YOU, IT CERTAINLY SEEMS LEGAL, BUT FROM THE OUTSIDE PERSPECTIVE I UNDERSTAND WHY PEOPLE MIGHT HAVE QUESTIONS. TIME WILL TELL. I MEAN, I THINK IT'S CERTAINLY VERY, VERY INTERESTING.

FABER >> IT IS INDEED. JEFF SMITH, APPRECIATE IT AGAIN. HOPE WE'LL SEE YOU WITHIN A YEAR GIVEN WE'VE DONE THIS ON AN ANNUAL BASIS. JEFF SMITH FROM STARBOARD. OF COURSE, THE FIGHT FOR DARDEN SOMETHING WE'LL BE FOLLOWING VERY CLOSELY, PERHAPS IN A COUPLE OF DAYS. CARL, WE’LL SEND IT BACK TO YOU. 9:52:35

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Starboard Value LP, together with the other participants named herein ("Starboard"), intends to make a preliminary filing with the Securities and Exchange Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to solicit votes from shareholders of Darden Restaurants, Inc. (the "Company") to approve a non-binding resolution at the special meeting of the Company urging the Board of Directors of the Company not to approve any agreement or proposed transaction involving a separation or spin-off of the Company's Red Lobster business prior to the 2014 Annual Meeting of Shareholders unless such agreement or transaction would require shareholder approval.

STARBOARD ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THESE MATERIALS WITHOUT CHARGE UPON REQUEST.

The participants in this solicitation are Starboard Value and Opportunity Master Fund Ltd ("Starboard V&O Fund"), Starboard Value and Opportunity S LLC ("Starboard S LLC"), Starboard Value and Opportunity C LP ("Starboard C LP"), Starboard Leaders Delta LLC ("Delta LLC"), Starboard Leaders Fund LP ("Leaders Fund"), Starboard Value LP, Starboard Value GP LLC ("Starboard Value GP"), Starboard Principal Co LP ("Principal Co"), Starboard Principal Co GP LLC ("Principal GP"), Starboard Value A LP ("Starboard A LP"), Starboard Value A GP LLC ("Starboard A GP"), Starboard Value R LP ("Starboard R LP"), Starboard Value R GP LLC ("Starboard R GP"),  Jeffrey C. Smith, Mark R. Mitchell, Peter A. Feld, Bradley D. Blum, Charles M. Sonsteby, Robert Mock and Craig S. Miller.

As of the date hereof, Starboard V&O Fund directly owns 1,161,790 shares of common stock, no par value of the Company (the "Common Stock").  As of the date hereof, Starboard S LLC directly owns 281,286 shares of Common Stock.  As of the date hereof, Starboard C LP directly owns 172,625 shares of Common Stock. Starboard R LP, as the general partner of Starboard C LP, may be deemed the beneficial owner of the 172,625 shares owned by Starboard C LP.  Starboard R GP, as the general partner of Starboard R LP, may be deemed the beneficial owner of the 172,625 shares owned by Starboard C LP.  As of the date hereof, Delta LLC directly owns 1,272,025 shares of Common Stock.  Leaders Fund, as a member of Delta LLC, may be deemed the beneficial owner of the 1,272,025 shares owned by Delta LLC.  Starboard A LP, as the general partner of Leaders Fund and the managing member of Delta LLC, may be deemed the beneficial owner of the 1,272,025 shares owned by Delta LLC.  Starboard A GP, as the general partner of Starboard A LP, may be deemed the beneficial owner of the 1,272,025 shares owned by Delta LLC.  As of the date hereof, Starboard Value LP beneficially owns 7,250,000 shares of Common Stock, consisting of shares of Common Stock owned directly by Starboard V&O Fund, Starboard S LLC, Starboard C LP and Delta LLC, and 4,362,274 shares of Common Stock held in the Starboard Value LP Accounts.  Each of Starboard Value GP, as the general partner of Starboard Value LP, Principal Co, as a member of Starboard Value GP, Principal GP, as the general partner of Principal Co, and Messrs. Smith, Feld and Mitchell, each as a member of Principal GP and as a member of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed to be the beneficial owner of the aggregate of 7,250,000 shares of Common Stock owned directly by Starboard V&O Fund, Starboard S LLC, Starboard C LP, Delta LLC and held in the Starboard Value LP Accounts.  .  As of the date hereof, Mr. Blum directly owns 1,000 shares of Common Stock.  As of the date hereof, Mr. Sonsteby directly owns 1,500 shares of Common Stock.  As of the date hereof, Mr. Mock directly owns 1,318 shares of Common Stock.  As of the date hereof, Mr. Miller directly owns 1,000 shares of Common Stock.